                                                                     EXHIBIT 4.1

Form of Common Stock Certificate

    COMMON          [PICTURE OF WOMAN WITH ANCIENT GREEK LYRE            COMMON
                             APPEARS IN TOP/CENTER
                    OF CERTIFICATE; RIBBON BORDER RUNS DOWN
                            LEFT AND RIGHT MARGINS]

                                                                          SHARES

                  INCORPORATED UNDER THE LAWS OF THE             THIS CERTIFICATE IS TRANSFERABLE
  NUMBER             COMMONWEALTH OF PENNSYLVANIA                   IN NEW YORK, N.Y.
CPT

                                                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                      CUSIP 693475  10  5

PNCBANK(SM)


                                 PNC BANK CORP.

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This Certifies that


is the owner of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $5.00 EACH OF THE
COMMON STOCK OF

                     [IN LIGHT TYPE "CERTIFICATE OF STOCK"]

PNC Bank Corp., transferable on the books of the Corporation in person or by a duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated                                  /s/ Thomas H. O'Brien
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     COUNTERSIGNED AND REGISTERED:
       THE CHASE MANHATTAN BANK
         TRANSFER AGENT AND REGISTRAR,

     BY                                     /s/ John F. Fulgoney
                                            CORPORATE SECRETARY
                AUTHORIZED SIGNATURE

[PNC Bank Corp. Corporate Seal appears left of Transfer Agent and
Registrar signature block]


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[REVERSE SIDE OF COMMON STOCK CERTIFICATE]


                                 PNC BANK CORP.

                           --------------------------

         THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL OR SUMMARY STATEMENT OF (1) THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, (2) THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED STOCK SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND (3) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, SUCH REQUEST MAY BE MADE TO THE TRANSER AGENT NAMED ON THE FACE HEREOF OR TO THE SECRETARY OF THE CORPORATION.

                           --------------------------

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFCATE.

                           --------------------------

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM                -   as tenants in common
TEN ENT                -   as tenants by the entireties
JT TEN                 -   as joint tenants with right of survivorship
                           and not as tenants in common
UNIF GIFT MIN ACT      -                             Custodian
                           -------------------------           -----------------
                           (Cust)                                       (Minor)
                           under Uniform Gifts to Minors
                           Act
                              -------------------------------------------------
                                                 (State)

                           Additional abbreviations may also be used though not in the above list.

                           For value received,                      hereby sell,
                                              ----------------------
                           assign and transfer unto

                           PLEASE INSERT SOCIAL SECURITY OR OTHER
                           IDENTIFYING NUMBER OF ASSIGNEE
                           -----------------------------------

                           -----------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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                                                                          shares

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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated     _____________________


          ----------------------------------------------------------------------
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER FIRM OF NEW YORK STOCK EXCHANGE OR BY A COMMERCIAL BANK OR TRUST COMPANY.